UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           March 25, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

As described in Item 5.03 below, the contents of which are incorporated herein by reference, on March 25, 2008, the Board of Directors (the “Board”) of Laboratory Corporation of America Holdings (the “Corporation”) adopted amendments to the Corporation’s amended and restated By-Laws (the “By-Laws”) to adopt a majority vote standard for director elections and to make certain other changes to our By-Laws that are primarily clerical in nature and designed to update and conform the By-Laws with the current Delaware General Corporation Law.

A copy of the By-Laws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On March 25, 2008, the Corporation’s Board adopted amendments to the By-Laws that provide for a majority voting standard for director elections, except where the election is a contested election. In contested elections the vote standard will continue to be a plurality of votes cast. For purposes of the By-Laws, a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes cast with respect to that director, and a “contested election” is an election where (i) the Secretary receives notice that a stockholder has nominated a person for election to the Board of Directors in accordance with the advance notice requirements of the By-Laws, (ii) as a consequence of such nomination there are more people nominated for election than there are seats on the Board to be filled at that election and (iii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails notice of meeting for such meeting to the stockholders.

In addition, the Board approved certain other changes to our By-Laws that are primarily clerical in nature and designed to update and conform the By-Laws with the current Delaware General Corporation Law, including, among other things, provisions regarding: (i) the use of electronic transmission for items that previously required a written instrument, such as notices, consents, written ballots, resignations and other communications; (ii) the manner in which stockholders are counted for purposes of determining the presence of a quorum at stockholder meetings; (iii) the procedures for voting; (iv) the requirements for providing a list of stockholders in connection with stockholder meetings; and (v) the ability of the Corporation to issue uncertificated shares.

The foregoing is a summary of the amendments to the By-Laws and is qualified in its entirety by the By-Laws, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1     Amended and Restated By-Laws of Laboratory Corporation of America Holdings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: March 31, 2008	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit            Title

Exhibit 3.1       Amended and Restated By-Laws of Laboratory Corporation of America Holdings